Exhibit 99.7

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
AND MANAGEMENT

The following table sets forth, as of September 30, 2009, the beneficial ownership of the Parent’s common stock by (i) each person known by us to beneficially own more than 5% of our outstanding common stock, (ii) each of our named executive officers, (iii) each of our directors, and (iv) all of our executive officers and directors as a group.

	Amount and nature of
Name of beneficial owner	beneficial ownership(1)		Percent of Class

5% Stockholders:
Highbridge International LLC	5,827,359	(2)	23.3%
Highbridge Convertible Arbitrage Master Fund, L.P.		(2)	(2)
Kistefos AS	3,535,959	(3)	18.4%
Christen Sveaas		(3)	(3)
Bay Harbour Management, L.C	3,380,978	(4)	16.8%
Capital Ventures International	2,731,142	(5)	12.4%
Portside Growth and Opportunity Fund	2,696,571	(6)	12.3%
Whitebox Advisors, LLC	2,471,809	(7)	11.4%
Investcorp Investment Advisers Limited	2,069,608	(8)	10.8%
Silverback Asset Management, LLC		(8)	(8)
Radcliffe SPC Ltd.	1,417,429	(9)	6.9%
Radcliffe Capital Management, L.P.		(9)	(9)
Alleghany Corporation	1,225,000	(10)	6.4%
Dimensional Fund Advisors LP	1,215,886	(10)	6.3%
Black River Asset Management LLC	1,017,500	(12)	5.3%
Executive Officers and Directors:
Joseph S. Compofelice	304,147	(13)(14)(15)	1.6%
Geoff A. Jones	61,992	(14)(15)(16)(17)	*
Rishi A. Varma	41,359	(14)(15)(17)(18)	*
Tomas R. Salazar	11,795	(14)(19)	*
D. Michael Wallace	44,859	(14)(15)(17)	*
Ray Hoover	12,234	(20)	*
Richard A. Bachmann	32,392	(14)	*
Kenneth M. Burke	49,392	(14)	*
Ben A. Guill	25,799	(14)	*
Edward C. Hutcheson, Jr.	28,072	(14)	*
Myles W. Scoggins	32,392	(14)	*
Per Staehr	42,392	(14)	*
All executive officers and directors as a group (11 persons)	707,328	(21)	3.7%

*	Less than one percent.

(1)	Unless otherwise indicated, the securities are held with sole voting and investment power.

(2)	Highbridge International LLC (“Highbridge International”) beneficially owns warrants to purchase 959,760 shares of our common stock and $63,984,000 principal amount of the 8.125% Debentures convertible into 4,570,285 shares and (ii) Highbridge Convertible Arbitrage Master Fund, L.P. (“Highbridge Convertible”) beneficially owns warrants to purchase 51,600 shares of our common stock and $3,440,000 principal amount of the 8.125% Debentures convertible into 245,714 shares. Such securities and other consideration were issued by us on May 11, 2009 in exchange for the our 6.5% senior convertible debentures due 2028 (the “Old Senior Notes”). The 8.125% Debentures are convertible into common stock at any time at the option of the holder at a conversion price of $14 per share, subject to anti-dilution adjustments and adjustments in the event of certain fundamental change transactions. According to a Schedule 13G filed jointly by Highbridge International, Highbridge Convertible, Highbridge Capital Management, LLC (“Highbridge Capital”), Glenn Dubin (“Dubin”) and Henry Swieca (“Swieca”), as of December 31, 2008 all such persons reported shared power to vote or direct the vote and shared power to dispose or direct the disposition with respect to shares that were issuable under the Old Senior Notes and reported as beneficially held. The shares reported in the Schedule 13G did not include 719,158 shares that may be issued to Highbridge International upon conversion of $36,400,000 aggregate principal amount of 3.00% Senior Convertible Debentures due January 12, 2027 (the “2027 Notes”), upon the satisfaction of certain conditions, which currently have not been satisfied and cannot be satisfied in the discretion of Highbridge International within the next 60 days. Highbridge Capital is the trading manager of Highbridge International and Highbridge Convertible. Dubin is the Chief Executive Officer and Swieca is the Chief Investment Officer of Highbridge Capital. Highbridge Capital, Dubin and Swieca disclaim beneficial ownership of shares held by Highbridge International and Highbridge Convertible. The address of the principal business office of Highbridge International and Highbridge Convertible is c/o Harmonic Fund Services, The Cayman Corporate Centre, 4th Floor, 27 Hospital Road, Grand Cayman, Cayman Islands, British West Indies, and the address of the principal business office of Highbridge Capital, Dubin and Swieca is c/o Highbridge Capital, 9 West 57th Street, 27th Floor, New York, New York 10019.

(3)	As of April 8, 2009, based on an amendment to a Schedule 13D filed jointly by Kistefos AS and Christen Sveaas. As the sole direct and indirect owner of Kistefos AS, Christen Sveaas is the beneficial owner of 3,535,959 shares of our common stock. Christen Sveaas has shared voting and dispositive power with Kistefos AS with respect to the shares it owns due to his ownership control of Kistefos AS. The address of the principal business office of each of Kistefos AS and Mr. Sveaas is Stranden 1, N-0250 Oslo, Norway.

(4)	Includes, as of July 1, 2009, 2,454,465 shares of our common stock based on a Form 4 filed by Bay Harbour Management, L.C. (“Bay Harbour”). Bay Harbour reports that it has voting and investment power with respect to such shares and so is deemed to beneficially own such shares. Also includes (i) warrants to purchase 4,836 shares of our common stock and $322,400 principal amount of our 8.125% Debentures convertible into 23,028 shares held by BHCO Master, Ltd. and (ii) warrants to purchase 95,964 shares of our common stock and $6,397,600 principal amount of the 8.125% Debentures convertible into 456,971 shares. According to the Form 4, the 2,454,465 shares reported therein are held by certain entities and accounts advised by Bay Harbour and Bay Harbour disclaims beneficial ownership of any of such shares beneficially owned by such entities and accounts advised by Bay Harbour. Also includes 60,000 shares of our common stock and $4,000,000 principal amount of the 8.125% Debentures convertible into 285,714 shares owned by dQuant Special Opportunities Fund, a fund advised by Bay Harbour. According to a Schedule 13G filed by Bay Harbour as of December 31, 2008, Ann VanDyke, a family member of a controlling person of Bay Harbour holds 5,000 shares, and Bay Harbour disclaims the existence of a group with Ms. VanDyke and such shares are not included in the shares reported in the Schedule 13G. Ms. VanDyke also owns warrants to purchase 24,000 shares of our common stock and $1,600,000 principal amount of the 8.125% Debentures convertible into 114,285 shares, which are not included in the beneficial ownership table above. According to the Schedule 13G, Steven A. Van Dyke, Douglas P. Teitelbaum and John D. Stout are the controlling principals of Bay Harbour. The address of the principal business office of Bay Harbour is 375 Park Avenue, 20th Floor, New York, NY 10152.

(5)	Capital Ventures International (“Capital Ventures”) beneficially owns warrants to purchase 474,000 shares of our common stock and $31,600,000 principal amount of the 8.125% Debentures convertible into 2,257,142 shares. Such securities and other consideration were issued by us on May 11, 2009 in exchange for Old Senior Notes reported as beneficially held by Capital Ventures and Heights Capital Management, Inc. (“Heights Capital”). The 8.125% Debentures are convertible into common stock at any time at the option of the holder at a conversion price of $14 per share, subject to anti-dilution adjustments and adjustments in the event of certain fundamental change transactions. According to a Schedule 13G filed jointly by such persons, as of December 31, 2008 Capital Venture and Heights Capital had shared power to vote or direct the vote and the shared power to dispose or direct the disposition with respect to shares that were issuable under the Old Senior Notes and reported as beneficially owned. According to the Schedule 13G, Heights Capital serves as the investment advisor of Capital Ventures and may be deemed to be the beneficial owner of all shares owned by Capital Ventures, but disclaims such beneficial ownership. The address of the principal business office of Capital Ventures is One Capitol Place, P.O. Box 1787 GT, Grand Cayman, Cayman Islands, British West Indies, and the address of the principal business office of Heights Capital is 101 California Street, Suite 3250, San Francisco, California 94111.

(6)	Portside Growth and Opportunity Fund (“Portside”) beneficially owns warrants to purchase 468,000 shares of our common stock and $31,200,000 principal amount of the 8.125% Debentures convertible into 2,228,571 shares. Such securities and other consideration were issued by us on May 11, 2009 in exchange for Old Senior Notes beneficially held by such persons. The 8.125% Debentures are convertible into common stock at any time at the option of the holder at a conversion price of $14 per share, subject to anti-dilution adjustments and adjustments in the event of certain fundamental change transactions. According to an amendment to a Schedule 13G filed jointly by Portside, Ramius LLC (“Ramius”), C4S & Co., L.L.C. (“C4S”), Peter A. Cohen (“Cohen”), Morgan B. Stark (“Stark”), Thomas W. Strauss (“Strauss”) and Jeffrey M. Solomon (“Solomon”), as of December 31, 2008 Portside, Ramius and C4S had sole power to vote or direct the vote and sole power to dispose or direct the disposition with respect to shares that were issuable under the Old Senior Notes and therefore beneficially owned such shares, and Cohen, Stark, Strauss and Solomon had shared power to vote or direct the vote and shared power to dispose or direct the disposition with respect to shares that were issuable under the Old Senior Notes and therefore beneficially owned such shares. The shares reported in the Schedule 13G did not include 201,324 shares that may be issued to Portside upon conversion of $8,745,000 aggregate principal amount of the 2027 Notes, upon the satisfaction of certain conditions, which currently have not been satisfied and cannot be satisfied in the discretion of Portside within the next 60 days. According to the Schedule 13G, Ramius is the investment manager of Portside with the power to made decisions respecting the disposition of the proceeds from the sale of shares of our common stock, among other things, C4S is the management member of Ramius and directs its operations and Messrs. Cohen, Stark, Strauss and Solomon are the sole management members of C4S and in that capacity direct its operations. The address of the principal business office of Portside, Ramius, C4S, Cohen, Stark, Strauss and Solomon is c/o Ramius LLC, 599 Lexington Avenue, 20th Floor, New York, New York 10022.

(7)	Whitebox Combined Partners, L.P. beneficially owns warrants convertible into 110,364 shares of our common stock and $7,357,600 principal amount of the 8.125% Debentures convertible into 525,542 shares, Cineasias Partners LP beneficially owns 61,020 shares of our common stock and $4,068,000 principal amount of the 8.125% Debentures convertible into 290,571 shares, Whitebox Convertible Arbitrage Partners, L.P. beneficially owns warrants to purchase 48,576 shares of our common stock and $3,238,400 principal amount of the 8.125% Debentures convertible into 231,314 shares, F Cubed Partners beneficially owns 88,356 shares of our common stock and $5,890,400 principal amount of the 8.125% Debentures convertible into 420,742 shares, IAM Mini-Fund 14 Limited beneficially owns warrants to purchase 15,684 shares of our common stock and $1,045,000 principal amount of the 8.125% Debentures convertible into 74,642 shares, Whitebox Intermarket Partners, L.P. beneficially owns warrants to purchase 69,000 shares of our common stock and $4,600,000 principal amount of the 8.125% Debentures convertible into 328,571 shares, Pandora Select Partners, L.P. beneficially owns warrants to purchase 24,000 shares of our common stock and $1,600,000 principal amount of the 8.125% Debentures convertible into 114,285 shares and Whitebox Special Opportunities Fund Series B Partners LP beneficially owns 12,000 shares of our common stock and $800,000 principal amount of the 8.125% Debentures convertible into 57,142 shares. Such securities and other consideration were issued by us on May 11, 2009 in exchange for Old Senior Notes beneficially held by such persons and other funds affiliated with Whitebox Advisors, LLC (“Whitebox Advisors”). The 8.125% Debentures are convertible into common stock at any time at the option of the holder at a conversion price of $14 per share, subject to anti-dilution adjustments and adjustments in the event of certain fundamental change transactions. According to an amendment to a Schedule 13G filed jointly by Whitebox Advisors and certain of its affiliated funds, as of December 31, 2008 Whitebox Advisors and its affiliated funds hold shared voting power and dispositive power with respect to shares that were issuable under the Old Senior Notes and reported as beneficially owned. The address of the principal business office of such entities is 3033 Excelsior Blvd., #300, Minneapolis, MN 55416.

(8)	According to an amendment to a Schedule 13G filed jointly by Investcorp Investment Advisers Limited (“Investcorp Investment”), Silverback Asset Management, LLC (“Silverback”), Investcorp Silverback Arbitrage Master Fund Limited (“Investcorp Silverback”) and Elliot Bossen (“Bossen”), as of May 13, 2009 (i) Investcorp Investment beneficially owns 8.125% Debentures convertible into an aggregate of 2,069,608 shares of our common stock, (ii) Silverback beneficially owns 8.125% Debentures convertible into an aggregate of 2,069,608 shares of our common stock, (iii) Investcorp Silverback beneficially owns 8.125% Debentures convertible into an aggregate of 1,484,736 shares of our common stock and (iv) Bossen beneficially owns 8.125% Debentures convertible into an aggregate of 2,069,608 shares of our common stock. According to the amendment to the Schedule 13G such persons had shared power to vote or direct the vote and the shared power to dispose or direct the disposition with respect to shares that were reported as beneficially owned. Investcorp Investment serves as the investment manager, and Silverback serves as investment sub-advisor, to Investcorp Silverback and certain other investment vehicles. Bossen is the sole managing member of Silverback. In addition, the reporting persons beneficially own 2027 Notes convertible into an aggregate of 69,061 shares of oru common stock, however these are not included in the table as such 2027 Notes are not convertible within 60 days. Investcorp Investment and Silverback may be deemed to be the beneficial owner of all such shares owned by Investcorp Silverback and other investment vehicles, but disclaim such beneficial ownership, and Bossen disclaims beneficial ownership of the securities reported on the Schedule 13G. The 8.125% Debentures prevent the reporting persons from converting any portion in excess of 9.99% of the number of shares of common stock outstanding immediately after giving effect to such conversion. The address of the principal business office of Investcorp Investment is Investcorp House, P.O. Box 5340, Manama, Kingdom of Bahrain, the address of the principal business office of Silverback and Bossen is 1414 Raleigh Road, Suite 250, Chapel Hill, NC 27517 and the address of the principal business office of Investcorp Silverback is c/o Paget-Brown Trust Company Limited, West Wind Building, Harbour Drive, P.O. Box 1111, George Town, Grand Cayman, Cayman Islands.

(9)	According to a Schedule 13G filed jointly by Radcliffe SPC Ltd. for and on behalf of the Class A Segregated Portfolio (“Radcliffe SPC”) and Radcliffe Capital Management L.P. (“Radcliffe Capital”), as of May 14, 2009 (i) Radcliffe SPC beneficially owns warrants to purchase 246,000 shares of our common stock and $16,400,000 principal amount of 8.125% Debentures convertible into 1,171,429 shares of our common stock and (ii) Radcliffe Capital beneficially owns warrants to purchase 246,000 shares of our common stock and $16,400,000 principal amount of 8.125% Debentures convertible into 1,171,429 shares of our common stock. According to the Schedule 13G such persons had shared power to vote or direct the vote and the shared power to dispose or direct the disposition with respect to shares that were reported as beneficially owned. Radcliffe Capital serves as the investment manager of Radcliffe SPC, RGC Management Company, LLC (“RGC”) is the general partner of Radcliffe Capital and Steve Katznelson and Gerald Stahlecker serve as the management members of RGC. Each of Radcliffe Capital, RGC, and Messrs. Katznelson and Stahlecker disclaim beneficial ownership of the securities owned by Radcliffe SPC. The address of the principal business office of Radcliffe SPC is c/o SEI Investments Global Fund Services, Ltd., Styne House, Upper Hatch Street, Dublin 2 Ireland, and the address of the principal business office of Radcliffe Capital is 50 Monument Road, Suite 300, Bala Cynwyd, PA 19004.

(10)	As of December 31, 2008, based on an amendment to a Schedule 13G, such shares are beneficially owned directly by Capitol Indemnity Corporation (“CIC”), Capitol Specialty Insurance Company (“CSIC”), Employers Direct Insurance Company (“EDIC”), Platte River Insurance Company (“PRC”) and RSUI Indemnity Company (“RIC”). Alleghany Capital Partners LLC (“ACP”) acts as an investment manager for each of CIC, CSIC, EDIC, PRC and RIC pursuant to an investment management agreement with each such company, whereby, among other things, ACP has been granted voting power over the shares of common stock of the issuer owned of record by each such company. Capitol Transamerica Corporation (“CATA”) owns 100% of the issued and outstanding stock of CIC and CSIC. Employers Direct Corporation (“EDC”) owns 100% of the issued and outstanding stock of EDIC. RSUI Group, Inc. (“RSUI Group”) owns 100% of the issued and outstanding stock of RIC. Alleghany Insurance Holdings LLC (“AIHL”) owns 100% of the issued and outstanding stock of CATA, PRC and RSUI Group, 100% of the equity interests in ACP and 98.5% of the issued and outstanding stock of EDC. Alleghany Corporation (“Alleghany”) owns 100% of the equity interests in AIHL. According to the amendment to the Schedule 13G, (i) Alleghany and AIHL have shared voting and dispositive power over all such shares, (ii) ACP has shared and sole voting and shared dispositive power over all such shares, (iii) CATA has shared and sole voting and shared dispositive power over 262,500 of such shares, (iv) EDC has shared voting and dispositive power over 60,000 of such shares, (v) PRC has shared voting and dispositive power over 37,500 of such shares, (vi) RSUI Group and RIC have shared voting and dispositive power over 865,000 of such shares, (vii) CIC has shared voting and dispositive power over 240,000 of such shares and (viii) CSIC has shared voting and dispositive power over 22,500 of such shares, EDIC has shared voting and dispositive power over 60,000 of such shares. The address of the principal business office of (i) Alleghany, ACP and AIHL is 7 Times Square Tower, 17th Floor, New York, NY 10036, (ii) EDC and EDIC is 30301 Agoura Road, Agoura Hills, CA 91301, (iii) RSUI Group and RIC is 945 East Paces Ferry Road, Atlanta, GA 30326, (iv) CSIC, CATA, PRC and CIC is 1600 Aspen Commons, Middleton, WI 53562.

(11)	As of December 31, 2008, based on an amendment to Schedule 13G filed by Dimensional Fund Advisors LP (“Dimensional”). Dimensional furnishes investment advice to 4 investment companies (the “Funds”) registered under the Investment Company Act of 1940, and serves as investment manager to certain other commingled group trusts and separate accounts. According the amendment to the Schedule 13G, in its role as investment advisor or manager, Dimensional beneficially owns and possesses sole power to vote with respect to 1,174,641 of such shares and the sole power to dispose of 1,215,886 of such shares. The address of the principal business office of Dimensional is Palisades West, Building One, 6300 Bee Cave Road, Austin, Texas, 78746.

(12)	As of December 31, 2008, based on an amendment to Schedule 13G filed jointly by Black River Asset Management LLC (“BR Asset”), Black River Commodity Fund Ltd. (“BR Commodity”) and Black River Commodity Equity Value Fund Ltd. (“BR Equity”). According to the amendment, (i) BR Asset beneficially owns and is deemed to have sole power to vote and dispose of all such shares, (ii) BR Commodity beneficially owns and is deemed to have sole power to vote and dispose of 356,125 of such shares, and (iii) BR Equity beneficially owns and is deemed to have sole power to vote and dispose of 661,375 of such shares. The address of the principal business office of BR Asset is 12700 Whitewater Drive, Minnetonka, MN 55343. The address of the principal business office of BR Commodity and BR Equity is P.O. Box 309, Ugland House, Grand Cayman KY1-1104, Cayman Islands.

(13)	Mr. Compofelice shares investment power over 1,000 shares of common stock with a minors trust. Mr. Compofelice disclaims beneficial ownership with respect to these 1,000 shares.

(14)	Includes the following number of shares subject to options that are exercisable: Mr. Compofelice, 116,817; Mr Bachmann, 10,000; Mr. Burke, 10,000; Mr. Hutcheson, 10,000; Mr. Scoggins, 10,000; Mr. Staehr, 10,000; Mr. Guill, 10,000; Mr. Jones, 19,467; Mr. Wallace, 11,967; Mr. Varma, 10,567; Mr. Hoover 6,000; and Mr. Salazar, 500.

(15)	Includes the following number of shares subject to restrictions that lapse 100% on February 13, 2011: Mr. Compofelice, 33,854; Mr. Jones, 10,938; Mr. Salazar, 6,563; Mr. Wallace, 9,844; and Mr. Varma, 10,938. It also includes the following number of shares granted under performance rights: Mr. Compofelice, 16,674; Mr. Jones, 5,387; Mr. Wallace, 4,848; Mr. Salazar, 3,232; and Mr. Varma, 5,387. These performance shares vest on February 13, 2011 as follows: (i) 0% if the three-year average share price is less than $34.43, (ii) 20% if the three-year average share price is at $34.43, and (iii) 100% if the three-year average share price is at or above $40.54. Between 20% and 100% straight-line interpolation is used to determine vesting. In addition, if during any consecutive 20-day trading period the average closing share price of our common stock equals or exceeds $42.53/share, all such performance shares become immediately vested.

(16)	Includes 7,500 shares held by Mr. Jones and subject to restrictions that lapse in annual 25% increments, which began on September 1, 2006.

(17)	Includes the following number of shares subject to restrictions that lapse 100% on March 21, 2010: Mr. Jones, 6,700; Mr. Wallace, 6,700; and Mr. Varma, 6,700.

(18)	Includes 3,334 shares subject to restrictions that lapse in annual 33% increments, which began on May 2, 2006.

(19)	Includes 1,500 shares subject to restrictions that lapse 100% on January 2, 2011.

(20)	Includes 1,000 shares subject to restrictions that lapse 100% on March 21, 2010 and 5,000 shares that lapse on February 13, 2011. Includes 10,958 shares subject to options that are exercisable.

(21)	See notes 13 through 20 above.

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